Exhibit 10.3
                                                                    ------------

                                                         Execution Counterpart


                                 THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT

                                   DATED AS OF

                                 AUGUST 5, 2005

                                      AMONG

                      KINDER MORGAN ENERGY PARTNERS, L.P.,
                                 AS THE COMPANY,

                        KINDER MORGAN OPERATING L.P. "B",
                           AS THE SUBSIDIARY BORROWER,

                            THE LENDERS PARTY HERETO,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                          AS THE ADMINISTRATIVE AGENT,

                                 CITIBANK, N.A.
                                       AND
                           JPMORGAN CHASE BANK, N.A.,
                          AS THE CO-SYNDICATION AGENTS
                                       AND
                         THE ROYAL BANK OF SCOTLAND PLC
                                       AND
                               BARCLAYS BANK PLC,
                         AS THE CO-DOCUMENTATION AGENTS
                                       AND
                          WACHOVIA CAPITAL MARKETS, LLC
                                       AND
                         CITIGROUP GLOBAL MARKETS, INC.,
                             AS JOINT LEAD ARRANGERS
                                       AND
                         WACHOVIA CAPITAL MARKETS, LLC,
                         CITIGROUP GLOBAL MARKETS, INC.,
                                       AND
                          J.P. MORGAN SECURITIES INC.,
                             AS JOINT BOOK MANAGERS

                                 THIRD AMENDMENT
                                       TO
                                CREDIT AGREEMENT


            THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 6, 2006, to be effective as of August 28, 2006, is among:

            (a)  Kinder  Morgan  Energy  Partners,   L.P.,  a  Delaware  limited
partnership (the "Company");

            (b) Kinder Morgan Operating L.P. "B", a Delaware limited partnership (the "Subsidiary Borrower");

            (c) the banks and other financial institutions listed on the signature pages hereof under the caption "Lender" (collectively, the "Lenders");

            (d)  Wachovia  Bank,  National   Association,   a  national  banking
association, individually as a Lender and as administrative agent for the Lenders (in such latter capacity, the "Administrative Agent");

            (e) Citibank, N.A., and JPMorgan Chase Bank, N.A., as Co-Syndication Agents (the "Co-Syndication Agents"); and

            (f) The Royal Bank of Scotland plc, and Barclays Bank PLC, as Co-Documentation Agents (the "Co-Documentation Agents").

                             PRELIMINARY STATEMENTS

      A. The Company, the Subsidiary Borrower, the Lenders, the Administrative Agent, the Co-Syndication Agents, and the Co-Documentation Agents, have entered into a Credit Agreement dated as of August 5, 2005, as amended pursuant to the First Amendment to Credit

Agreement dated as of October 28, 2005 and the Second Amendment to Credit Agreement dated as of April 13, 2006 (such Credit Agreement as so amended, and as it may be further amended, modified, supplemented and/or restated from time to time, the "Credit Agreement").

      B. Pursuant to an Agreement and Plan of Merger among Kinder Morgan, Inc. ("KMI"), Knight Holdco LLC and Knight Acquisition Co., dated as of August 28, 2006 (the "Agreement and Plan of Merger") (1) Knight Acquisition Co. will be merged with and into KMI, with KMI continuing as the surviving corporation, (2) each outstanding share of KMI (other than shares held by Knight Holdco LLC, Knight Acquisition Co., subsidiaries of KMI, and certain other stockholders of KMI (including certain members of KMI's management and board of directors and stockholders who have perfected appraisal rights)) will be converted into the right to receive $107.50 in cash, and (3) Knight Holdco LLC will own all of the outstanding shares of capital stock of KMI, as the surviving corporation (the actions described above being the "Proposed Transaction").

      C. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

            NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Lenders, and the Administrative Agent hereby agree as follows:

            SECTION 1. Amendments to Section 1.01 of the Credit Agreement.

            (a) The definition of "Change in Control" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth immediately below:

            " `Change in Control' means either (a) the acquisition through beneficial ownership or otherwise after the date hereof by any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the date hereof) or related persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date hereof) of 30% of the Voting Stock of the General Partner; or (b) individuals who, at the beginning of any period of 12 consecutive months, constitute the General Partner's Board of Directors cease for any reason (other than death or disability) to constitute a majority of the General Partner's Board of Directors then in office; provided, however, that for the avoidance of doubt,

            A. no Change of Control shall consist solely of, or arise solely by means of any event or condition specified in the following clauses (1) -
      (3), if and so long as each event and condition specified in the following clauses (1) - (3), inclusive, shall be consummated, or shall exist, on or prior to March 30, 2007, pursuant to that certain Agreement and Plan of Merger among Kinder Morgan, Inc. `KMI'), Knight Holdco LLC and Knight Acquisition Co., dated as of August 28, 2006 (the `Agreement and Plan of Merger'):

                  (1) the merger of Knight  Acquisition  Co.  with and into KMI, with KMI continuing as the surviving corporation, or

                  (2) the  conversion  of each  outstanding  share of KMI (other than shares held by Knight Holdco LLC, Knight Acquisition Co., subsidiaries of KMI, and certain other stockholders of KMI (including certain members of KMI's management and board of directors and stockholders who have perfected appraisal rights)) into the right to receive $107.50 in cash, or

                  (3) Knight Holdco LLC's ownership of all the outstanding shares of capital stock of KMI, as the surviving corporation, pursuant to and as contemplated by the Agreement and Plan of Merger; and

            B. the  execution  of the  Agreement  and Plan of  Merger  shall not constitute a Change in Control Event within the next succeeding definition, and no (1) termination of the Total Commitment pursuant to
      Section 2.09(d), or (2) obligation to (a) deposit cash pursuant to Section 2.06(k) in respect of Letters of Credit issued hereunder, (b) repay any Loans or other amounts due under this Agreement pursuant to Section 2.10(b), or (c) notify the Administrative Agent or any Lender pursuant to
      Section 5.01(e)(i) of the occurrence of a Change in Control Event, shall, in any such case, arise under this Agreement solely as a result thereof.".

            (b) The  definition of "Interest  Payment Date" set forth in Section
l.01 of the Credit Agreement is hereby amended by deleting the parenthetical phrase "(including a Swingline Loan)" and substituting the phrase "and each Swingline Loan" therefor.

            (c) The definition of "Interest Period" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth immediately below:

            " `Interest Period' means (a) with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending 7 days thereafter or on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Company may elect and (b) with respect to any Fixed Rate Borrowing, the period (which shall not be less than 7 days or more than 180 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of any Eurodollar Borrowing, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no Interest Period shall end after the Stated Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Committed Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.".

            (d) The definition of "Net Worth" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth immediately below:

            " `Net Worth' means, as to the Company at any date, the sum of (i) the amount of partners' capital of the Company determined as of such date in accordance with GAAP, and (ii) the face amount of Hybrid Securities outstanding at such date, not in excess of 15% of Total Capitalization; provided, there shall be excluded, without duplication, from such determination (to the extent otherwise included therein) the amount of accumulated other comprehensive gain or loss as of such date." .

            (e) The following additional definitions are hereby added to Section
1.01 of the Credit Agreement, each in its appropriate alphabetical order:

            " `Commercial Operation Date' means the date on which a Material Project is substantially complete and commercially operable.".

            " `Hybrid Securities' means any trust preferred securities, or deferrable interest subordinated debt with a maturity of at least 20 years, which provides for the optional or mandatory deferral of interest or distributions, issued by the Company, or any business trusts, limited liability companies, limited partnerships or similar entities (i) substantially all of the common equity, general partner or similar interests of which are owned (either directly or indirectly through one or more Wholly-owned Subsidiaries) at all times by the Company or any of the Subsidiaries, (ii) that have been formed for the purpose of issuing trust preferred securities or deferrable interest subordinated debt, and (iii) substantially all the assets of which consist of (A) subordinated debt of the Company or a Subsidiary, and (B) payments made from time to time on the subordinated debt.".

            " `LIBOR Market Index' means for any day:

            (a) the rate per annum equal to the rate determined by the Swingline Lender to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on such day) with a term equivalent to one month, determined as of approximately 11:00 a.m. (London time) on such day; or

            (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Swingline Lender to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on such day) with a term equivalent to one month, determined as of approximately 11:00 a.m. (London time) on such day; or

            (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Swingline Lender as the rate of interest at which deposits in dollars of $5,000,000 and for a one month maturity (for delivery on such day in same day funds) are offered by Wachovia's London branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) on such day.".

            " `LIM Rate' shall mean, with respect to any Swingline Loan for any day, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Swingline Lender to be equal to the quotient of
      (i) LIBOR Market Index for such Loan for such day divided by (ii) 1 minus the Reserve Requirement for such Loan for such day.".

            " `Material Project' means the construction or expansion of a capital project of the Company or any or the Subsidiaries, the aggregate capital cost of which exceeds $50,000,000."

            " `Material Project EBITDA Adjustments' means, with respect to each Material Project

            (A) prior to the Commercial Operation Date of a Material Project (but including the fiscal quarter in which such Commercial Operation Date occurs) a percentage (based on the then-current completion percentage of such Material Project) of an amount to be approved by the Administrative Agent as the projected Consolidated EBITDA of the Company and the Subsidiaries attributable to such Material Project for the first 12-month period following the scheduled Commercial Operation Date of such Material Project (such amount to be determined based on customer contracts relating to such Material Project, the creditworthiness of the other parties to such contracts, and projected revenues from such contracts, capital costs and expenses, scheduled Commercial Operation Date, oil and gas reserve and production estimates, commodity price assumptions and other factors deemed appropriate by the Administrative Agent) which may, at the Company's option, be added to actual Consolidated EBITDA for the Company and the Subsidiaries for the fiscal quarter in which construction of such Material Project commences and for each fiscal quarter thereafter until the Commercial Completion Date of such Material Project (including the fiscal quarter in which such Commercial Operation Date occurs, but without duplication of any actual Consolidated EBITDA of the Company and the Subsidiaries attributable to such Material Project following such Commercial Operation Date); provided that if the actual Commercial Operation Date does not occur by the scheduled Commercial Operation Date, the foregoing amount shall be reduced, for quarters ending after the scheduled Commercial Operation Date to (but excluding) the first full quarter after the actual Commercial Operation Date, by the following percentage amounts depending on the period of delay (based on the actual period of delay or then-estimated delay, whichever is longer): (i) 90 days or less, 0%, (ii) longer than 90 days, but not more than 180 days, 25%,
      (iii) longer than 180 days but not more than 270 days, 50%, and (iv) longer than 270 days, 100%; and

            (B) beginning with the first full fiscal quarter following the Commercial Operation Date of a Material Project and for the two immediately succeeding fiscal quarters, an amount to be approved by the Administrative Agent as the projected Consolidated EBITDA of the Company and the Subsidiaries attributable to such Material Project (determined in the same manner set forth in clause (A) above) for the balance of the four full fiscal quarter period following such Commercial Operation Date, which may, at the Company's option, be added to actual Consolidated EBITDA for the Company and the Subsidiaries for such fiscal quarters.

      Notwithstanding the foregoing:

                  (i) no such additions shall be allowed with respect to any Material Project unless:

                        (a) not later than 20 days prior to the  delivery of any
            certificate required by the terms and provisions of Section 5.01(c) to the extent Material Project EBITDA Adjustments will be made to Consolidated EBITDA in determining compliance with Section 6.06(a), the Company shall have delivered to the Administrative Agent written pro forma projections of Consolidated

            EBITDA of the Company and the Subsidiaries attributable to such Material Project, and

                        (b) prior to the date the  certificate  required  by the
            terms and provisions of Section 5.02(c) is required to be delivered, the Administrative Agent shall have approved (such approval not to be unreasonably withheld) such projections and shall have received such other information and documentation as the Administrative Agent may reasonably request, all in form and substance satisfactory to the Administrative Agent, and

                  (ii) the aggregate amount of all Material Project EBITDA Adjustments during any period shall be limited to 20% of the total actual Consolidated EBITDA of the Company and the Subsidiaries for such period (which total actual Consolidated EBITDA shall be determined without including any Material Project EBITDA Adjustments).".

            " `Specified Acquisition' means, at the election of the Company, one or more acquisitions of assets or entities or operating lines or divisions in any rolling 12-month period for an aggregate purchase price of not less than $100,000,000.".

            SECTION 3. Amendments to Article II of the Credit Agreement.

            (a) Section 2.01(b) of the Credit Agreement is hereby amended by deleting the dollar amount "$1,850,000,000" and inserting in lieu thereof "$2,100,000,000".

            (b) Section 2.13(a) is hereby amended and restated to read in its entirety as set forth immediately below:

            "(a) The Loans comprising each ABR Borrowing (excluding each Swingline Loan) shall bear interest at a rate per annum equal to the
      Alternate Base Rate. Each Swingline Loan shall (i) prior to the acquisition by any Lender of a participation therein pursuant to Section 2.05(c), bear interest on each day at the LIM Rate for such date plus an amount equal to the Applicable Margin that would be applicable to LIBOR Borrowings on such day, and (ii) upon and following the acquisition by any Lender of a participation therein, be an ABR Loan.".

            SECTION 4.  Amendment  to Section  5.01(c) of the Credit  Agreement.
Section 5.01(c) of the Credit Agreement is hereby amended by deleting the phrase ",(b) and (c)" from clause (i) thereof.

            SECTION 5. Amendments to Section 6.06 of the Credit Agreement.

            (a) Section 6.06(a) of the Credit Agreement is hereby amended and restated to read in its entirety as set forth immediately below:

            "(a) Ratio of Consolidated Indebtedness to Consolidated EBITDA. The Company will not at any time permit the ratio of Consolidated Indebtedness to Consolidated EBITDA for the four full fiscal quarters most recently ended in respect of which financial statements shall have been delivered pursuant to Section 5.01(a) or (b), as the case may be, to exceed

                  (i) 5.50 to 1.0, in the case of any such  period  ended on the last day of (A) a fiscal quarter in which the Company makes any Specified Acquisition, or (B) the first or second fiscal quarter next succeeding such a fiscal quarter, or

                  (ii) 5.00 to 1.0, in the case of any such period  ended on the last day of any other fiscal quarter.

            For purposes of this Section 6.06(a), if during any period the Company acquires any Person (or any interest in any Person) or all or substantially all of the assets of any Person, the EBITDA attributable to such assets or an amount equal to the percentage of ownership of the Company in such Person times the EBITDA of such Person, for such period determined on a pro forma basis may be included as Consolidated EBITDA for such period, if on the date of such acquisition such Person, or the entity acquiring such assets, as the case may be, is either a Subsidiary or the Company. In addition, for purposes of this Section 6.06(a), Hybrid Securities up to an aggregate amount of 15% of Total Capitalization shall be excluded from Consolidated Indebtedness and Consolidated EBITDA may include, at the Company's option, any Material Project EBITDA Adjustments as provided in the definition thereof.".

            (b) Section 6.06(c) of the Credit Agreement is hereby deleted in its entirety and the phrase "Intentionally omitted" substituted therefor.

            SECTION 6. Increase of Commitments of Certain Lenders. Each of Citibank, N.A., Wachovia Bank, National Association, Merrill Lynch Bank USA, Deutsche Bank AG New York Branch, and Williams Street Commitment Corporations hereby agrees that its Commitment is increased by $50,000,000, as such increases are indicated on Schedule 1.01 hereto.

            SECTION 7. Amendment to Schedule 1.01. Schedule 1.01 to the Credit Agreement is hereby amended and restated to read in its entirety as set forth on
Schedule 1.01 hereto.

            SECTION 8. Conditions of Effectiveness. This Amendment shall become effective when, and only when, all of the following have occurred:

            (a) the Company, the Subsidiary Borrower and the Required Lenders shall have executed a counterpart hereof and delivered the same to the Administrative Agent or, in the case of any Lender as to which an executed counterpart hereof shall not have been so delivered, the Administrative Agent shall have received written confirmation by telecopy or other similar writing from such Lender of execution of a counterpart hereof by such Lender;

            (b) the Company has terminated all commitments and paid in full all amounts outstanding under that certain $250,000,000 Credit Agreement dated as of February 22, 2006 among the Company, the lenders party thereto and Wachovia Bank, National Association, as administrative agent;

            (c) if requested by any Lender, a new Committed Note and a Competitive Note executed by the Company and payable to the order of such Lender;

            (d) a certificate of an officer and of the secretary or an assistant secretary of the Delegate, certifying, inter alia (A) true and complete copies of each of the limited liability company agreement of the Delegate, the certificate of incorporation, as amended and in effect, of the General Partner, the partnership agreements, each as amended and in effect, of the Borrowers, the bylaws, as amended and in effect, of the General Partner and the resolutions adopted by the Board of Directors of the Delegate (1) authorizing the execution, delivery and performance by each Borrower of this Amendment and, in the case of the Company, the Borrowings to be made and the Letters of Credit to be issued under the Credit Agreement, as amended hereby, (2) approving the forms of this Amendment and (3) authorizing officers of the Delegate to execute and deliver this Amendment, (B) the incumbency and specimen signatures of the officers of the Delegate executing this Amendment and (C) (1) that the representations and warranties made by such Borrower in each Loan Document to which such Borrower is a party and which will be delivered at or prior to the initial Borrowing Date are true and correct in all material respects, (2) the absence of any proceedings for the dissolution or liquidation of such Borrower and (3) the absence of the occurrence and continuance of any Default or Event of Default;

            (e) a favorable, signed opinion addressed to the Administrative Agent and the Lenders from Bracewell & Giuliani LLP, counsel to the Borrowers, given upon the express instruction of the Borrowers; and

            (f) certificates of appropriate public officials as to the existence, good standing and qualification to do business as a foreign entity of each Borrower, the General Partner and the Delegate in the States of Texas and Delaware.

            SECTION 8. Representations and Warranties True; No Default or Event of Default. The Company hereby represents and warrants to the Administrative Agent and the Lenders, that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of, and as if such representations and warranties were made on, the date hereof (unless any such representation and warranty expressly relates to an earlier date in which event such representation and warranty is true and correct as of such date); and (b) no event has occurred and is continuing that constitutes either a Default or an Event of Default.

            SECTION 9. Reference to the Credit Agreement and Effect on the Notes and Other Documents Executed Pursuant to the Credit Agreement.

            (a) Upon the effectiveness of this Amendment each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

            (b) Upon the effectiveness of this Amendment each reference in the Notes and the other documents and agreements delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

            (c) The Credit Agreement and the Notes and other documents and agreements delivered pursuant to the Credit Agreement, as modified by the amendment referred to above, shall remain in full force and effect and are hereby ratified and confirmed.

            SECTION 10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

            SECTION 11. GOVERNING LAW; BINDING EFFECT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE ADMINISTRATIVE AGENT, THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

            SECTION 12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            SECTION 13. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES THERETO), AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE ADMINISTRATIVE AGENT AND THE LENDERS RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.


                                KINDER MORGAN ENERGY PARTNERS, L.P.,
                                as the Company

                                    By:     Kinder Morgan G.P., Inc.,
                                            its General Partner

                                    By:     Kinder Morgan Management, LLC,
                                            its Delegate


                                            By:   /s/ David Kinder
                                                  ----------------------------
                                            Name:  David Kinder
                                            Title: Vice President

                                KINDER MORGAN OPERATING L.P. "B",
                                as the Subsidiary Borrower

                                    By:   Kinder Morgan G.P., Inc.,
                                          its General Partner

                                    By:   Kinder Morgan Management, LLC,
                                          its Delegate


                                          By:    /s/ David Kinder
                                                 -----------------------------
                                          Name:  David Kinder
                                          Title: Vice President

                                WACHOVIA BANK, NATIONAL
                                ASSOCIATION, as the Administrative Agent and as a Lender



                                By:     /s/ Shannan Townsend
                                        --------------------------------------
                                Name:   Shannan Townsend
                                Title:  Director

                                CITIBANK, N.A.,
                                as a Co-Syndication Agent and as a Lender



                                By:     /s/ Shirley Burrow
                                        --------------------------------------
                                Name:   Shirley Burrow
                                Title:  Attorney-in-Fact

                                JPMORGAN CHASE BANK, N.A.
                                as a Co-Syndication Agent and as a Lender



                                By:     /s/ Dianne L. Russell
                                        --------------------------------------
                                Name:   Dianne L. Russell
                                Title:  Vice President

                                THE ROYAL BANK OF SCOTLAND plc,
                                as a Co-Documentation Agent and as a
                                Lender



                                By:     /s/ Matthew J. Main
                                        --------------------------------------
                                Name:   Matthew J. Main
                                Title:  Managing Director

                                BARCLAYS BANK PLC,
                                as a Co-Documentation Agent and as a
Lender



                                By:     /s/ Alison McGulgan
                                        ------------------------------------
                                Name:   Alison McGulgan
                                Title:  Associate Director

                                THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                HOUSTON AGENCY



                                By:     /s/ Kelton Glasscock
                                        --------------------------------------
                                Name:   Kelton Glasscock
                                Title:  Vice President & Manager

                                SUNTRUST BANK



                                By:     /s/ Peter Panos
                                        ------------------------------------
                                Name:   Peter Panos
                                Title:  Vice President

                                BMO CAPITAL MARKETS FINANCING, INC.



                                By:     /s/ James V. Ducote
                                        ------------------------------------
                                Name:   James V. Ducote
                                Title:  Vice President

                                WILLIAM STREET COMMITMENT CORPORATION
                                (Recourse only to assets of William
                                Street Commitment Corporation)



                                By:     /s/ Mark Walton
                                        ------------------------------------
                                Name:   Mark Walton
                                Title:  Assistant Vice President

                                SUMITOMO MITSUI BANKING CORPORATION



                                By:     /s/ Masakazu Hasegawa
                                        -------------------------------------
                                Name:   Masakazu Hasegawa
                                Title:  Joint General Manager

                                COMMERZBANK AG,
                                NEW YORK AND GRAND CAYMAN BRANCHES



                                By:
                                          ------------------------------------
                                Name:
                                          ------------------------------------
                                Title:
                                          ------------------------------------

                                LEHMAN BROTHERS BANK, FSB


                                By:     /s/ Janine M. Shugan
                                        ------------------------------------
                                Name:   Janine M. Shugan
                                Title:  Authorized Signatory

                                CALYON, NEW YORK BRANCH



                                By:     /s/ Darrell Stanley
                                        ------------------------------------
                                Name:   Darrell Stanley
                                Title:  Managing Director



                                By:     /s/ Michael D. Willis
                                        ------------------------------------
                                Name:   Michael D. Willis
                                Title:  Director

                                DEUTSCHE BANK AG NEW YORK BRANCH



                                By:     /s/ Ming K. Chu
                                        ------------------------------------
                                Name:   Ming K. Chu
                                Title:  Vice President



                                By:     /s/ Rainer Meier
                                        ------------------------------------
                                Name:   Rainer Meier
                                Title:  Vice President

                                UBS LOAN FINANCE LLC



                                By:     /s/ Richard L. Tavrow
                                        ------------------------------------
                                Name:   Richard L. Tavrow
                                Title:  Director Banking Products Services, US




                                By:     /s/ Irja R. Olsa
                                        ------------------------------------
                                Name:   Irja R. Olsa
                                Title:  Associate Director Banking
                                        Products Services, US

                                BANK OF AMERICA, N.A.



                                By:     /s/ Jeffrey H. Rathkamp
                                        ------------------------------------
                                Name:   Jeffrey H. Rathkamp
                                Title:  Principal

                                MERRILL LYNCH BANK USA



                                By:     /s/ Louis Alder
                                        ------------------------------------
                                Name:   Louis Alder
                                Title:  Director

                                MERRILL LYNCH CAPITAL CORPORATION



                                By:     /s/ Carol J.E. Feeley
                                        ------------------------------------
                                Name:   Carol J.E. Feeley
                                Title:  Vice President

                                CREDIT SUISSE, Cayman Islands Branch



                                By:     /s/ Vanessa Gomez
                                        ------------------------------------
                                Name:   Vanessa Gomez
                                Title:  Vice President



                                By:     /s/ Shaheen Malik
                                        ------------------------------------
                                Name:   Shaheen Malik
                                Title:  Associate

                                WELLS FARGO BANK TEXAS, N.A.



                                By:     /s/ Greg Parten
                                        ------------------------------------
                                Name:   Greg Parten
                                Title:  Vice President

                                                                  SCHEDULE  1.01


                                   COMMITMENTS


Wachovia Bank, National Association              $193,333,333.37

Citibank, N.A.                                   $193,333,333.33

JPMorgan Chase Bank                              $143,333,333.33

The Royal Bank of Scotland plc                   $110,000,000.00

Barclays Bank PLC                                $110,000,000.00

The Bank of Tokyo-Mitsubishi, Ltd, --
Houston Agency                                   $110,000,000.00

SunTrust Bank                                    $110,000,000.00

Harris Nesbitt Financing, Inc.                   $110,000,000.00

William Street Commitment Corporation            $105,000,000.00

Sumitomo Mitsui Banking Corporation              $ 55,000,000.00

Commerzbank AG, New York and Grand Cayman
Branches                                         $ 63,333,333.33

Lehman Brothers Bank, FSB                        $ 63,333,333.33

Calyon, New York Branch                          $ 63,333,333.33

Deutsche Bank AG New York Branch                 $113,333,333.33

UBS Loan Finance LLC                             $ 63,333,333.33

Bank of America, N.A.                            $ 63,333,333.33

Merrill Lynch Bank USA                           $113,333,333.33

Credit Suisse First Boston                       $ 33,333,333.33

Wells Fargo Bank Texas, N.A.                     $ 33,333,333.33
                                                 ---------------

      TOTAL                                    $1,850,000,000.00
                                               =================